UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 14, 2022, Harrow Health, Inc. (the “Company”) issued a press release announcing the commencement of a public offering of $100,000,000 aggregate principal amount of senior notes due 2027 (the “Senior Notes Offering”). The Company expects to grant the underwriters a 30-day option to purchase up to an additional $15,000,000 aggregate principal amount of senior notes in connection with the Senior Notes Offering.

Also, on December 14, 2022, the Company issued a press release announcing pricing of a registered direct offering of $25 million of shares of the Company’s common stock, par value $0.001 (the “Common Stock”) to certain accredited investors, at an offering price of $10.52 (the “Common Stock Offering”). The Common Stock Offering is anticipated to close on or about December 16, 2022, subject to satisfaction of customary closing conditions.

A copy of the press releases for the Notes Offering and Common Stock Offering are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

In connection with the Note Offering, the Company will be making road show presentations to certain existing and potential securityholders of the Company. The road show materials are being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information furnished under this Item 7.01 of the Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent it is specifically incorporated by reference but regardless of any general incorporation language in such filing.

The information furnished under this Item 7.01 of Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibits in the future.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (and the exhibits attached hereto) may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These statements include, but are not limited to, the Company’s plans, objectives, expectations and intentions regarding the performance of its business, statements regarding the terms and conditions and timing of the Offerings, the intended use of proceeds of the Offerings and other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release Announcing Senior Notes Offering, dated December 14, 2022

99.2	Press Release Announcing Common Stock Offering, dated December 14, 2022

99.3	Road Show Materials, dated December 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: December 14, 2022	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer